Esoterica NextG Economy ETF

Supplement dated June 30, 2020

The information in this Supplement amends certain information contained in the currently effective Prospectus and Statement of Additional Information for the Esoterica NextG Economy ETF (the “Fund”) dated March 19, 2020.

Qindong (Bruce) Liu, CEO of the Adviser, continues to serve as the Adviser's portfolio manager, and the primary manager of the Fund’s portfolio. However, Denise M. Krisko and Habib Moudachirou no longer serve as Trading Sub-Adviser portfolio managers of the Fund. Accordingly, all references to Denise M. Krisko and Habib Moudachirou as portfolio managers of the Fund in the Prospectus and SAI are deleted in their entirety.

The following paragraph replaces in its entirety the section of the Fund’s Prospectus on page 10 entitled “Trading Sub-Adviser’s Portfolio Managers”:

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of VIA and Austin Wen, CFA, Portfolio Manager of VIA, have been portfolio managers of the Fund since its commencement of operations in 2020.

The following paragraph replaces in its entirety the section of the Fund’s Prospectus on pages 21-22 entitled “Trading Sub-Adviser Portfolio Managers”:

The Fund is managed by VIA’s portfolio management team. The individual members of the team responsible for the day to day management of the Fund’s portfolio are listed below.

Rafael Zayas, CFA has over 15 years of trading and portfolio management experience in global equity products and ETFs. He joined VIA in 2017 as Senior Portfolio Manager – International Equities, specializing in managing and trading of developed, emerging, and frontier market portfolios Mr. Zayas is currently the Senior Vice President, Head of Portfolio Management and Trading of VIA. Prior to joining VIA, he was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

Austin Wen, CFA has seven years of investment management experience. He is a Portfolio Manager at VIA and has been with the firm since 2014, specializing in portfolio management and trading, of equity portfolios and commodities-based portfolios, as well as risk monitoring, and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated March 19, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-(866) 979-1710, visiting the Trust’s website (www.esotericacap.com) or by writing to the Trust’s Distributor, Foreside Fund Services, LLC at Three Canal Plaza, Portland, Maine 04101.

Please retain this Supplement for future reference.